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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) October 30, 2001
                                                         --------------------

                     CREDIT SUISSE FIRST BOSTON (USA), INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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         (State or other jurisdiction of incorporation or organization)


                   1-6862                                    13-1898818
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          (Commission File Number)                        (I.R.S. Employer
                                                        (Identification No.)


 Eleven Madison Avenue, New York, New York                     10010
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  (Address of principal executive office)                    (Zip Code)


                                 (212) 325-2000
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              (Registrant's telephone number, including area code)



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          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS


      On October 30, 2001, we issued a press release concerning a cash tender offer to acquire all of the outstanding shares of our Fixed/Adjustable Rate Cumulative Preferred Stock, Series B. The press release is filed herewith as an exhibit and hereby incorporated in its entirety by reference.

      In connection with an offering of senior notes pursuant to an effective shelf registration statement on Form S-3, we included the following recent developments section in our preliminary prospectus supplement dated October 31, 2001:

      While we have not yet reported our results for the third quarter of 2001 and will do so in connection with the filing of our quarterly report on Form 10-Q for the three months ended September 30, 2001, we currently expect to report a net loss of approximately $400 million for the third quarter and approximately $25 million for the first nine months of 2001. These losses are primarily attributable to the difficult market conditions affecting the industry generally and all our businesses, particularly equity capital markets and investment banking, and the effect of the terrorist attacks in New York City and Washington, D.C. on September 11, 2001. On October 9, 2001, our ultimate parent Credit Suisse Group also announced that CSFB, the business unit of which we are only a part, has initiated an extensive cost-reduction program to reduce operating costs by approximately $1 billion for the 2002 financial year by reducing staff levels, as well as achieving savings from other non-staff costs. CSFB will eliminate approximately 2,000 jobs (approximately 7% of its workforce), with reductions coming from all divisions of the organization. Many of these staff and non-staff reductions will be made at the Credit Suisse First Boston (USA), Inc. level. We expect that implementation of this cost-reduction initiative, as well as potentially other measures, will have a negative impact in the fourth quarter of 2001 from charges relating to the acceleration of retention payments and guaranteed bonuses and other severance costs and other one-time charges.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   EXHIBIT

Exhibit 99.1 Press release dated October 30, 2001 of Credit Suisse First Boston (USA), Inc.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Credit Suisse First Boston
                                    (USA), Inc.


                                     /s/ David C. Fisher
                                    ------------------------
                                    David C. Fisher
                                    CHIEF ACCOUNTING OFFICER



October 31, 2001